Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of HearUSA, Inc. (the “Company”) on Form 10-K for the period ending December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gino Chouinard, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Sections 1350, as adopted pursuant to Sections 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gino Chouinard Gino Chouinard Chief Financial Officer HearUSA, Inc. March 28, 2003